UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2017

Floor & Decor Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38070 (Commission File Number)	27-3730271 (IRS Employer Identification No.)

2233 Lake Park Drive Smyrna, GA	30080
(Address of principal executive offices)	(Zip Code)

(404) 471-1634

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b—2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the consummation of the initial public offering of Floor & Decor Holdings, Inc. (the “Company”), on May 2, 2017, the Company entered into (i) the Registration Rights Agreement (the “Registration Rights Agreement”), dated as of May 2, 2017, among the Company, Ares Corporate Opportunities Fund III, L.P. (“Ares”), FS Equity Partners VI, L.P. (“FS Equity” and, together with FS Affiliates VI, L.P. (“FS Affiliates”), “FS”. Ares and FS each being a “Sponsor” and collectively the “Sponsors”) and the other stockholders party thereto and (ii) the Investor Rights Agreement (the “Investor Rights Agreement”), dated as of May 2, 2017, by and among the Company, Ares, FS Equity and FS Affiliates.  The terms of the Registration Rights Agreement and the Investor Rights Agreement are substantially identical to the forms of such agreements filed as Exhibits 4.2 and 4.3, respectively, to the Company’s Registration Statement on Form S-1 (File No. 333-216000), as amended under the Securities Act of 1933 originally filed on February 10, 2017, and as described therein.

Copies of the Registration Rights Agreement and the Investor Rights Agreement are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01  Regulation FD Disclosure.

The Company issued a press release in connection with the closing of the initial public offering on May 2, 2017. A copy of the press release is attached hereto as Exhibit 99.1, and incorporated herein in its entirety by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On May 2, 2017, the Company consummated its initial public offering at a price of $21.00 per share. The Company sold 10,147,025 shares of its common stock in the initial public offering including the underwriters’ full exercise of their option to purchase 1,323,525 shares.

On April 27, 2017, the Company’s Class A common stock, par value $0.001 per share, began trading on The New York Stock Exchange under the ticker symbol “FND.”

In connection with the Company’s initial public offering, the board of directors of the Company adopted the Floor & Decor Holdings, Inc. 2017 Stock Incentive Plan (the “2017 Stock Incentive Plan”), and the Company’s stockholders approved the 2017 Stock Incentive Plan contingent upon the consummation of the initial public offering.  A copy of the 2017 Stock Incentive Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1

Registration Rights Agreement, dated May 2, 2017, by and among Floor & Decor Holdings, Inc., Ares Corporate Opportunities Fund III, L.P., FS Equity Partners VI, L.P. and the other stockholders party thereto.

4.2	Investor Rights Agreement, dated May 2, 2017, by and among Floor & Decor Holdings, Inc., Ares Corporate Opportunities Fund III, L.P., FS Equity Partners VI, L.P. and FS Affiliates VI, L.P.

10.1	Floor & Decor Holdings, Inc. 2017 Stock Incentive Plan.

99.1	Press Release, dated May 2, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOOR & DECOR HOLDINGS, INC.

Date: May 2, 2017	By:	/s/ DAVID V. CHRISTOPHERSON
	Name:	David V. Christopherson
	Title:	Senior Vice President, Secretary and General Counsel

Exhibit Index

Exhibit No.	Description

4.1

Registration Rights Agreement, dated May 2, 2017, by and among Floor & Decor Holdings, Inc., Ares Corporate Opportunities Fund III, L.P., FS Equity Partners VI, L.P. and the other stockholders party thereto.

4.2	Investor Rights Agreement, dated May 2, 2017, by and among Floor & Decor Holdings, Inc., Ares Corporate Opportunities Fund III, L.P., FS Equity Partners VI, L.P. and FS Affiliates VI, L.P.

10.1	Floor & Decor Holdings, Inc. 2017 Stock Incentive Plan.

99.1	Press Release, dated May 2, 2017.